UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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John Hancock Funds II

(Name of Registrant as Specified in Its Charter)

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JOHN HANCOCK FUNDS II

200 Berkeley Street

Boston, Massachusetts 02116

September 4, 2020

Dear Shareholder:

The Board of Trustees of John Hancock Funds II (“JHF II”) (the “Board”) has approved the reorganization of your fund, Multi-Index 2020 Preservation Portfolio (the “Fund”) with and into Multi-Index Income Preservation Portfolio (the “Acquiring Fund” and, collectively with the Fund, the “Funds”) (the “Reorganization”). The Funds are open-end management investment companies, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment adviser is John Hancock Investment Management LLC (the “Adviser” or “JHIM”). Manulife Investment Management (US) LLC (“Manulife IM (US)”) serves as the subadvisor of the Funds. Because the Fund has reached the end of its retirement glide path, the Fund will be reorganized into the Acquiring Fund, which is intended to serve as an investment vehicle for investors that are in or near retirement. No investment strategies of the Acquiring Fund will change as a result of the Reorganization.

The Reorganization of the Fund is expected to occur at the close of business on or about October 16, 2020, at which time the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, and the Fund will be terminated. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the Acquiring Fund equal in value to the value of your shares of the Fund.

After careful review, the Board has unanimously approved the Reorganization. Based on information provided by the Adviser, the Board believes that the Reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has: (1) similar investment objectives and strategies as the Fund; (2) the same management fee schedule and expense limitation as that currently applicable to the Fund; and (3) net expense ratios that are anticipated to be the same as those of the corresponding share classes of the Fund. The Board considered that the expense limitation agreement will be in effect through December 31, 2021, after which time expenses may increase. In approving the Reorganization, the Board considered the terms and conditions of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the shares of the Fund’s shareholders will not be diluted as a result of the Reorganization. The Board also considered the costs of the Reorganization, which the Board believed were outweighed by the benefits of the Reorganization.

The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization of the Fund does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you carefully review the enclosed Information Statement, which contains information about the Acquiring Fund and the Reorganization of the Fund with and into the Acquiring Fund.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

Sincerely,

Ariel Ayanna Assistant Secretary John Hancock Funds II

THE REORGANIZATION OF

MULTI-INDEX 2020 PRESERVATION PORTFOLIO

WITH AND INTO

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

QUESTIONS AND ANSWERS

The enclosed materials include an Information Statement containing information you need to know about the reorganization. However, we believe it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY MULTI-INDEX 2020 PRESERVATION PORTFOLIO SHARES WHEN THE REORGANIZATION OCCURS?

The reorganization of Multi-Index 2020 Preservation Portfolio (the “Fund”) with and into Multi-Index Income Preservation Portfolio (the “Acquiring Fund”) will be structured as a tax-free reorganization within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision, with the Acquiring Fund as the surviving company of the transaction (the “Reorganization”). At the close of business on or about October 16, 2020 (the “Closing Date”) you will become a shareholder of the Acquiring Fund (an “Acquiring Fund Shareholder”) which, like the Fund, is an open-end management investment company advised by John Hancock Investment Management LLC (the “Adviser” or “JHIM”) and subadvised by Manulife Investment Management (US) LLC (“Manulife IM (US)”). The Fund and Acquiring Fund currently offer the same share classes. You will no longer be a shareholder of the Fund (a “Shareholder”). You will receive shares of the Acquiring Fund, with a value equal to the value of your shares in the Fund as of the Closing Date. As a result of the Reorganization, the Fund will terminate.

WHAT ARE THE BENEFITS OF THE REORGANIZATION?

The Adviser has informed the Board of Trustees of JHF II (the “Board”) that the Reorganization will permit Fund Shareholders to pursue similar investment goals designed for investors in or near retirement but in a larger combined fund that has similar investment objectives and strategies as the Fund. As of April 2, 2020, the Acquiring Fund and the Fund had net assets of approximately $301 million and $534 million, respectively. In addition, effective as of the Closing Date, the Adviser has agreed to further limit expenses of the Acquiring Fund (to match that of the Fund) through December 31, 2021. Therefore, it is expected that Shareholders of the Fund will benefit from the Reorganization by being invested in the combined Acquiring Fund pursuing similar strategies, with a larger asset base and net expense ratios anticipated to be the same as that of the corresponding shares of the Fund through December 31, 2021, at which time expenses may increase. The anticipated benefits of the Reorganization are described in greater detail in the enclosed Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Fund’s investment objective is to seek high total return until the Fund’s target retirement date, with a greater focus on income as the target date approaches. The Acquiring Fund’s investment objective is to seek total return with a focus on current income. Each Fund is a fund of funds that invests in underlying funds. While historically the Fund had a greater allocation to underlying funds that invested primarily in equity securities pursuant to its position on its glide path, it has become more conservative over time. Currently, because the Fund has reached the end of its glide path it, like the Acquiring Fund, is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.

John Hancock Investment Management LLC is the investment adviser to the Acquiring Fund and the Fund. Manulife IM (US) serves as the subadvisor to the Funds and provides day-to-day management of the Acquiring Fund’s and the Fund’s investments. The same individuals that currently serve as the portfolio managers to the Fund serve as portfolio managers to the Acquiring Fund. These individuals are expected to continue to act as the portfolio managers of the combined fund following the Reorganization. John Hancock Investment Management Distributors LLC, an affiliate of the Adviser, serves as the distributor of shares of the Fund and the Acquiring Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. The officers of each Fund have analyzed the tax attributes of the Funds, including any capital loss carryforwards or unrealized depreciation, and do not expect any effect the Reorganization may have on these tax attributes to materially impact Shareholders negatively.

Both Funds have elected, and the Acquiring Fund intends to continue, to be treated as a “regulated investment company” under the Code.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Each Fund currently has the same management fee schedule.

In addition, as of the Closing Date, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% of the Acquiring Fund’s average daily net assets through December 31, 2021 (which is the same as the expense limit currently applicable to the Fund).

As a result, while the pro forma management fee rate for the Acquiring Fund (0.48%) was higher than that of the Fund (0.46%) for the period ended February 29, 2020, the pro forma net expense ratios of each share class of the Acquiring Fund to be received in the Reorganization are expected to be the same as those of the corresponding share class of the Fund.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

As the Shareholders of each Fund are expected to benefit from the Reorganization, the Fund and the Acquiring Fund will each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $156,530.

WHY DID THE BOARD OF JHF II APPROVE THE REORGANIZATION?

After considering the terms and conditions of the Reorganization, as well as alternatives thereto, the investment objectives and investment management policies of the Fund and the Acquiring Fund, and fees and expenses (including the annual expense ratios) of the Fund and the Acquiring Fund, the Board believes that reorganizing the Fund with and into the Acquiring Fund is in the best interests of the Fund and that the shares of the Fund’s Shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board, based upon information provided by the Adviser, anticipates that reorganizing the Fund into the Acquiring Fund, which also is advised by the Adviser and subadvised by Manulife IM (US), and has similar investment objectives, strategies and risks as those of the Fund, offers benefits to Fund Shareholders. These anticipated benefits include permitting Fund Shareholders to pursue similar investment goals designed for investors in or near retirement in a larger combined fund that has similar investment strategies and risks, the same management fee schedule and expense limitation, and the same anticipated net expense ratios at least through December 31, 2021.

WHY IS NO INVESTOR ACTION NECESSARY?

Because the Reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Amended and Restated Agreement and Declaration of Trust of JHF II, the Fund’s principal investment strategies, and applicable state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of Shareholders in either fund.

Reorganization of

MULTI-INDEX 2020 PRESERVATION PORTFOLIO

With and Into

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

INFORMATION STATEMENT

SEPTEMBER 4, 2020

_______________________________________

This Information Statement is being furnished to you by the Board of Trustees of John Hancock Funds II (“JHF II”) (the “Board”) because you are a shareholder in the Multi-Index 2020 Preservation Portfolio (the “Fund”) (a “Shareholder”). As provided in an Agreement and Plan of Reorganization approved by the Board, the Fund will transfer all of its assets to Multi-Index Income Preservation Portfolio (the “Acquiring Fund” and, together with the Fund, the “Funds”), in exchange solely for corresponding shares of the Acquiring Fund (the “Merger Shares”) and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Information Statement (the “Reorganization”). Upon consummation of the Reorganization, the Merger Shares received by the Fund will be distributed to Shareholders, with each Shareholder receiving a distribution of the Merger Shares (or fractions thereof) having an aggregate net asset value equal to the Shareholder’s shares of the Fund as of the Closing Date.

The Reorganization is expected to occur at the close of business on or about October 16, 2020 or as soon thereafter as possible (the “Closing Date”). No vote of Shareholders will be taken with respect to the matters described in this Information Statement. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Shareholders should know.

The Acquiring Fund and the Fund are open-end management investment companies. Each Fund’s investment adviser is John Hancock Investment Management LLC (the “Adviser” or “JHIM”). Manulife Investment Management (US) LLC (“Manulife IM (US)”) serves as the subadvisor of the Funds. Because the Fund has reached the end of its retirement glide path, it is currently pursuing similar investment objectives, strategies and risks as the Acquiring Fund that are designed for investors in or near retirement. A comparison of the Acquiring Fund and the Fund is set forth in this Information Statement.

The Fund’s and Acquiring Fund’s Prospectus dated January 1, 2020 (File No. 333-126293) is incorporated into this Information Statement by reference. Each Fund’s Summary Prospectus also accompanies this Information Statement. The Commission maintains a website (http://www.sec.gov) that contains the material incorporated in this Information Statement by reference, and other information regarding the Acquiring Fund and the Fund. For a free copy of the Prospectus, please contact a John Hancock Funds Customer Service Representative at 800-225-5291 or write to the Fund at its offices located at 200 Berkeley Street, Boston, Massachusetts 02116.

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TABLE OF CONTENTS

Summary	3

Reasons for the Reorganization	22

Information about the Reorganization	24

Additional Information about the Acquiring Fund and the Fund	27

Exhibit A: Form of Agreement and Plan of Reorganization	A-1
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AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE

REORGANIZATION OF THE FUND WITH AND INTO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement, the Acquiring Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Information Statement as Exhibit A.

Transaction

The reorganization of the Fund with and into the Acquiring Fund (the “Reorganization”) will be structured as a reorganization within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision, with the Acquiring Fund as the surviving company of the transaction. The Board of Trustees of JHF II (the “Board”), more than seventy-five percent of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund (the “Independent Trustees”), has unanimously approved the Plan for the Fund. The Plan provides that at the close of business on or about October 16, 2020 (the “Closing Date”), the Fund will sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, all of the Acquired Fund Investments (as defined in the Plan) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for Merger Shares. On the Closing Date, the Acquiring Fund will deliver to the Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date determined in accordance with the valuation procedures described in the Plan. The Fund will distribute all Merger Shares received by it to the Shareholders so that each Shareholder will receive a distribution of the Merger Shares (or fractions thereof) having an aggregate net asset value equal to the Shareholder’s investment in the Fund as of the Closing Date. As a result of the Reorganization, the Fund will terminate.

Each Shareholder will become a shareholder of the Acquiring Fund (an “Acquiring Fund Shareholder” and collectively with a Shareholder, “Shareholders”) as of the Closing Date. No sales load will be imposed in the Reorganization.

The Board has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of Shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences.

Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. The officers of each Fund have analyzed the tax attributes of the Funds, including any capital loss carryforwards or unrealized depreciation, and do not expect any effect the Reorganization may have on these tax attributes to materially impact Shareholders negatively.

See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Acquiring Fund and the Fund

Investment Objectives, Strategies and Risks

As shown in the table below, the Funds have similar investment objectives. The Fund’s investment objective is to seek high total return until the Fund’s target retirement date, with a greater focus on income as the target date approaches. The Acquiring Fund’s investment objective is to seek total return with a focus on current income. Each Fund is a fund of funds that invests in underlying funds. The Funds’ allocation policies are substantially similar, as

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each Fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.

The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. The primary differences in the Funds’ stated principal investment strategies are summarized below:

1.	The Fund uses an asset allocation strategy designed for investors expected to retire around the year 2020, while the Acquiring Fund uses an asset allocation strategy designed for investors in or near retirement.

2.	Although both Funds have exposure to underlying funds, the asset allocation of the Fund becomes increasingly conservative over time in accordance with its predetermined glide path, whereas the Acquiring Fund does not change its asset allocation over time pursuant to a glide path.

Each of these differences in the Funds’ stated principal investment strategies no longer reflect differences in the Funds’ portfolios, as the Fund has reached the end of its glide path, and as such its asset allocation is no longer expected to become more conservative over time.

The table below sets forth a more detailed comparison of the investment objective, principal strategies and risks of each of the Fund and the Acquiring Fund.

	FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
Investment objectives	The fund seeks high total return until its target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.	The fund seeks total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Principal Investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020. This asset allocation strategy becomes increasingly conservative over time.

The fund has a target asset allocation of 8% of its assets in underlying funds that invest primarily in equity securities in its designated retirement year and to maintain that static allocation thereafter. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target date. To attempt to reduce

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors in or near retirement. Under normal market conditions, the fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.

The fund typically will have greater exposure to underlying funds that invest primarily in fixed-income securities than will other John Hancock Multi-Index Preservation Portfolios, which are designed for investors who plan to retire around a specific target date.

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FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path.

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below investment- grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund will invest in various passively managed underlying funds that hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes.

Each of the equity underlying funds has its own investment strategy that, for example,

The fund’s allocations to equity and fixed-income are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund will invest in various passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes.

Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or

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	FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.

value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.

Changes to Principal Investment Strategies	The Board can change each Fund’s investment objective and strategies without Shareholder approval.
Temporary Defensive Investing	A Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Fund in the event
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	FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Risk Factors	The Funds are exposed to various risks that could cause Shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks affecting each Fund. The principal risks affecting each Fund are substantially similar and are expected to remain the same following the Reorganization.
Principal Risks Applicable to Both Funds:

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of

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FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal Risks Applicable to the Fund:
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Principal Risks Applicable to the Acquiring Fund:
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even though the fund’s designated retirement year has already passed.
Principal Risks of Investing in the Underlying Funds:

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility,

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FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets

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FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)

at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Comparison of Investment Restrictions

As required by the 1940 Act, each Fund has adopted investment policies that can be changed only with Shareholder approval. These policies are referred to as “fundamental investment restrictions.” Fundamental investment restrictions relate to borrowing, lending, underwriting, concentration, diversification, issuing senior securities, and investing in commodities and real estate. In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. Each Fund’s fundamental and non-fundamental investment restrictions are identical.

Fees and Expenses

Each Fund’s current management fee schedule is the same. The management fee schedule has two components: (1) a fee on assets invested in a fund of JHF II or John Hancock Funds III (“JHF III”); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (“other assets”). The management fee is equal to the annual percentages of average daily net assets, as shown in the following table:

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Fund and Acquiring Fund Current Annual Advisory Fee Rates		Fund and Acquiring Fund Current Annual Advisory Fee Rates on Other Assets
First $7.5 billion Excess over $7.5 billion	0.060% 0.050%	First $7.5 billion Excess over $7.5 billion	0.510% 0.500%

During the fiscal year ended August 31, 2019, the Fund paid effective annual advisory fees of 0.13%, and during the fiscal year ended August 31, 2019, the Acquiring Fund paid effective annual advisory fees of 0.15% (in each case, including any waivers and/or reimbursements).

In addition, while the Adviser has currently agreed to reduce its management fee or, if necessary, make payment to the Acquiring Fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.34% of the Acquiring Fund’s average daily net assets, the Board approved a new expense limitation agreement, such that, as of the Closing Date, the Adviser will agree to reduce its management fee or, if necessary, make payment to the Acquiring Fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% of the Acquiring Fund’s average daily net assets through December 31, 2021 (which is the same as the expense limit currently applicable to the Fund).

A discussion of the basis for the Board’s most recent approval of JHF II’s Advisory Agreement is available in the Funds’ Annual Report for the fiscal year ended August 31, 2019.

Based on the fees and expenses of the Fund and the Acquiring Fund, while the pro forma management fee rate for the Acquiring Fund (0.48%) was higher than that of the Fund (0.46%) for the period ended February 29, 2020, the pro forma net expense ratios of each share class of the Acquiring Fund to be received in the Reorganization are expected to be the same as those of the corresponding share class of the Fund.

The operating expenses of the outstanding share classes of the Fund to be exchanged in the Reorganization for the 12-month period ended February 29, 2020 (the date of the end of the Fund’s most recent fiscal six-month period), the operating expenses of the Merger Shares of the Acquiring Fund to be received in the Reorganization for the 12-month period ended February 29, 2020 (the date of the end of the Acquiring Fund’s most recent fiscal six-month period), and the pro forma expenses of the Merger Shares as of February 29, 2020 (showing the effect of the Reorganization had it occurred at the beginning of that period, on March 1, 2019) are set forth below.

Shareholder Transaction Expenses

Fund Class 1 — Acquiring Fund Class 1

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class 1	Class 1	Class 1
Management fee	0.46	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.05	0.05	0.05
Other expenses	0.06	0.08	0.05
Acquired fund fees and expenses[1]	0.13	0.10	0.10
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	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class 1	Class 1	Class 1
Total annual fund operating expenses[2]	0.70	0.71	0.68
Contractual expense reimbursement[3]	-0.32	-0.33	-0.30
Total annual fund operating expenses after expense reimbursements	0.38	0.38	0.38

1 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

2 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

3 The adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% (0.34% for the Acquiring Fund prior to the Reorganization) of the fund’s average daily net assets. This agreement expires on December 31, 2020 (with respect to the restated pro forma combined expenses, December 31, 2021), unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund Class R1— Acquiring Fund Class R1

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class R1	Class R1	Class R1
Management fee	0.46	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.50	0.50	0.50
Service plan fee	0.25	0.25	0.25
Other expenses[1]	0.07	0.09	0.06
Acquired fund fees and expenses[2]	0.13	0.10	0.10
Total annual fund operating expenses[3]	1.41	1.42	1.39
Contractual expense reimbursement[4]	-0.32	-0.33	-0.30
Total annual fund operating expenses after expense reimbursements	1.09	1.09	1.09

1 “Other expenses” have been restated to reflect contractual changes in transfer agency fees.

2 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

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3 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

4 The adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% (0.34% for the Acquiring Fund prior to the Reorganization) of the fund’s average daily net assets. This agreement expires on December 31, 2020 (with respect to the restated pro forma combined expenses, December 31, 2021), unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund Class R2— Acquiring Fund Class R2

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class R2	Class R2	Class R2
Management fee	0.46	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.25
Service plan fee	0.25	0.25	0.25
Other expenses[1]	0.07	0.09	0.06
Acquired fund fees and expenses[2]	0.13	0.10	0.10
Total annual fund operating expenses[3]	1.16	1.17	1.14
Contractual expense reimbursement[4]	-0.32	-0.33	-0.30
Total annual fund operating expenses after expense reimbursements	0.84	0.84	0.84

1 “Other expenses” have been restated to reflect contractual changes in transfer agency fees.

2 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

3 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

4 The adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% (0.34% for the Acquiring Fund prior to the Reorganization) of the fund’s average daily net assets. This agreement expires on December 31, 2020 (with respect to the restated pro forma combined expenses, December 31, 2021), unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund Class R4— Acquiring Fund Class R4

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

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	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class R4	Class R4	Class R4
Management fee	0.46	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.25
Service plan fee[1]	0.10	0.10	0.10
Other expenses[2]	0.07	0.09	0.06
Acquired fund fees and expenses[3]	0.13	0.10	0.10
Total annual fund operating expenses[4]	1.01	1.02	0.99
Contractual expense reimbursement[5,6]	-0.42	-0.43	-0.40
Total annual fund operating expenses after expense reimbursements	0.59	0.59	0.59

1 “Service plan fee” has been restated to reflect maximum allowable fees.

2 “Other expenses” have been restated to reflect contractual changes in transfer agency fees.

3 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

4 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

5 The adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% (0.34% for the Acquiring Fund prior to the Reorganization) of the fund’s average daily net assets. This agreement expires on December 31, 2020 (with respect to the restated pro forma combined expenses, December 31, 2021), unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Fund Class R6— Acquiring Fund Class R6

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class R6	Class R6	Class R6
Management fee	0.46	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.00	0.00	0.00
Other expenses[1]	0.07	0.09	0.06
Acquired fund fees and expenses[2]	0.13	0.10	0.10
Total annual fund operating expenses[3]	0.66	0.67	0.64
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	Multi-Index 2020 Preservation Portfolio (Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund)	Multi-Index Income Preservation Portfolio (Acquiring Fund) (Pro Forma combining Fund and Acquiring Fund, restated to include contractual changes)
	Class R6	Class R6	Class R6
Contractual expense reimbursement[4]	-0.33	-0.34	-0.31
Total annual fund operating expenses after expense reimbursements	0.33	0.33	0.33

1 “Other expenses” have been restated to reflect contractual changes in transfer agency fees.

2 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

3 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

4 The adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% (0.34% for the Acquiring Fund prior to the Reorganization) of the fund’s average daily net assets. The adviser also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average daily net assets attributable to the class. These agreements expire on December 31, 2020 (with respect to the fund-level expense limitation for restated pro forma combined expenses, December 31, 2021), unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.

Expense Example

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on:

(a)	expenses paid by the Acquired Fund for the 12-month period ended February 29, 2020 (the date of the end of the Fund’s most recent fiscal six-month period);
(b)	expenses paid by the share classes of the Acquiring Fund to be received in the Reorganization for the 12-month period ended February 29, 2020 (the date of the end of the Acquiring Fund’s most recent fiscal six-month period); and
(c)	the pro forma expenses of the share classes of the Acquiring Fund to be received in the Reorganization as of February 29, 2020 (showing the effect of the Reorganization had it occurred on March 1, 2019, the beginning of the 12 months ended February 29, 2020). The Fund’s expenses after the Reorganization may be greater or less than those shown.

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Class R1
Year 1	$111	$111	$111
Year 3	$415	$417	$411
Year 5	$741	$745	$732
Year 10	$1,663	$1,674	$1,643

Class R2
Year 1	$86	$86	$86
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	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Year 3	$337	$339	$332
Year 5	$607	$612	$599
Year 10	$1,380	$1,391	$1,359

Class R4
Year 1	$60	$60	$60
Year 3	$280	$282	$275
Year 5	$517	$521	$508
Year 10	$1,198	$1,209	$1,177

Class R6
Year 1	$34	$34	$34
Year 3	$178	$180	$174
Year 5	$335	$340	$326
Year 10	$791	$802	$769

Class 1
Year 1	$39	$39	$39
Year 3	$192	$194	$187
Year 5	$358	$362	$349
Year 10	$840	$851	$818

Comparison of Fund Performance

The following information illustrates the variability of the Funds’ returns and provides some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year and by showing how the Funds’ average annual returns compared with broad-based market indices. The John Hancock 2020 Preservation Index is based on the Fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the Fund’s performance compares against the returns of similar investments. The John Hancock Income Preservation Index shows how the Acquiring Fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days. Additional information regarding each Fund’s performance is available in its Semi-Annual Report to Shareholders for the period ended February 29, 2020, available at https://www.sec.gov/Archives/edgar/data/1331971/000114544320000231/d373544.htm or on the SEC’s website at sec.gov.

A note on performance

Class 1 and Class R4 shares of the Funds commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R1, Class R2, and Class R6 shares of the Funds commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.

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The Fund had slightly stronger performance than the Acquiring Fund year-to-date through April 30, 2020, and over the 1- and 5-year periods ended April 30, 2020. This outperformance is attributable primarily to the Fund’s greater allocation to underlying funds that invest primarily in equity securities pursuant to its position on its glide path. Absent the Reorganization, the Funds’ asset allocations would be expected to be substantially similar going forward. No assurances may be given that the combined Acquiring Fund will achieve any particular level of performance after the Reorganization.

Average Annual Total Returns

Performance of Multi-Index 2020 Preservation Portfolio

Class 1, Class R1, Class R2, Class R4, and Class R6

Average Annual Total Returns
(As of 4/30/2020)

Multi-Index 2020 Preservation Portfolio	Year to date	1 Year	5 Year	Since inception (4/30/10)
Class 1	-1.24%	4.13%	3.30%	4.81%
Class R1	-1.49%	3.40%	2.66%	4.30%
Class R2	-1.41%	3.65%	2.84%	4.46%
Class R4	-1.32%	3.93%	3.18%	4.69%
Class R6	-1.24%	4.17%	3.36%	4.86%
S&P Target Date To 2020 Index (reflects no deduction for fees, expenses, or taxes)	-2.92%	2.69%	4.31%	5.73%
John Hancock 2020 Preservation Index* (reflects no deduction for fees, expenses, or taxes)	-0.11%	5.49%	3.89%	6.01%

* Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are

17

adjusted annually to reflect changes in the Fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.

Performance of Multi-Index Income Preservation Portfolio

Class 1, Class R1, Class R2, Class R4, and Class R6

Average Annual Total Returns
(As of 4/30/2020)

Multi-Index Income Preservation Portfolio	Year to date	1 Year	5 Year	Since Inception (4/30/10)
Class 1	-1.35%	3.18%	2.68%	3.69%
Class R1	-1.61%	2.55%	2.10%	3.21%
Class R2	-1.52%	2.81%	2.29%	3.37%
Class R4	-1.43%	2.99%	2.53%	3.55%
Class R6	-1.35%	3.23%	2.71%	3.72%
S&P Target Date To Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	-2.00%	3.91%	3.56%	N/A
John Hancock Income Preservation Index* (reflects no deduction for fees, expenses, or taxes)	-0.11%	5.02%	3.31%	4.48%

* Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

General Information about the Acquiring Fund and the Fund

Each Fund is a separate series of JHF II, is registered under the 1940 Act as an open-end management investment company, and is duly formed and validly existing under the laws of the Commonwealth of Massachusetts. The Fund and Acquiring Fund each commenced operations on April 30, 2010.

Investment Adviser and Subadvisor

JHIM serves as the investment adviser of the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to an investment advisory agreement with JHF II (the “Advisory Agreement”), the Adviser is responsible for, among other things, administering the business and affairs of JHF II and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of the Funds or provides other subadvisory services pursuant to a subadvisory agreement with the Adviser. In addition, JHIM serves as the Funds’ administrator pursuant to a separate Service

18

Agreement. The principal office of the Adviser is located at 200 Berkeley Street, Boston, Massachusetts 02116, and its telephone number is 800-225-5291.

Manulife IM (US) is the subadvisor to the Fund and Acquiring Fund and, following the Reorganization, is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services it currently provides to the Acquiring Fund, as to the Fund. The same individuals that currently serve as the portfolio managers to the Fund serve as portfolio managers to the Acquiring Fund. These individuals are expected to continue to act as the portfolio managers of the combined fund following the Reorganization.

Board of Trustees of JHF II

The Board has oversight responsibility over the management and operations of the Funds and has approved the Funds’ investment programs. It exercises the same powers, authority and responsibilities on behalf of the Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business.

Information regarding each of the Trustees of the Funds, including their principal occupations during the past five years, is set forth in the Fund’s and Acquiring Fund’s Statement of Additional Information dated January 1, 2020, incorporated herein by reference. The business address of each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116.

Portfolio Managers

Pursuant to the investment advisory agreement between JHF II and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for each series of the Trust. Manulife IM (US) serves as the subadvisor of the Funds and handles the Funds’ portfolio management activities, subject to oversight by the Adviser. The same individuals acting as the portfolio managers of the Acquiring Fund will continue to act as the portfolio managers of the combined Acquiring Fund following the Reorganization.

The Fund’s and Acquiring Fund’s Prospectus, incorporated herein by reference, provides additional information about the portfolio managers, their compensation, other accounts managed by the Funds’ portfolio managers and the portfolio managers’ investments in the Funds, if any.

Capitalization

Each fund offers a single class of securities. The following tables set forth, as of February 29, 2020, (i) the capitalization of the Fund’s shares, (ii) the capitalization of the Acquiring Fund’s shares and (iii) the pro forma capitalization of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Total Net Assets	Share Class	Net Asset Value Per Share	Shares Outstanding
Multi-Index 2020 Preservation Portfolio	$211,633	Class R1	$11.42	18,527
	$1,209,154	Class R2	$11.42	105,907
	$135,263	Class R4	$11.42	11,845
	$43,114,349	Class R6	$11.38	3,789,664
	$533,581,149	Class 1	$11.37	46,936,637
Multi-Index Income Preservation Portfolio	$178,077	Class R1	$11.24	15,850
	$631,601	Class R2	$11.22	56,300
	$658,096	Class R4	$11.21	58,729
	$23,804,002	Class R6	$11.18	2,129,007
	$298,579,600	Class 1	$11.19	26,683,360
Pro Forma Adjustments[1]	$(67)	Class R1	$0	315
	$(319)	Class R2	$0	1,842
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	Total Net Assets	Share Class	Net Asset Value Per Share	Shares Outstanding
	$(135)	Class R4	$0	230
	$(11,613)	Class R6	$0	66,038
	$(144,396)	Class 1	$0	738,707
Pro Forma After Reorganization Multi-Index Income Preservation Portfolio	$389,643	Class R1	$11.24	34,692
	$1,840,436	Class R2	$11.22	164,049
	$793,224	Class R4	$11.21	70,804
	$66,906,738	Class R6	$11.18	5,984,709
	$832,016,353	Class 1	$11.19	74,358,704

____________________

[1] Pro forma combined net assets reflect that the costs associated with the Reorganization are estimated to be $156,530. These costs represent legal and accounting expenses, the costs of printing and mailing this prospectus/proxy statement, and other similar expenses incurred in connection with the consummation of the proposed Reorganization. These fees and expenses will be allocated pro rata to the two Funds.

Shareholder Rights

The rights of the Shareholders of the Acquiring Fund and the Fund are identical. On any matter submitted to a vote of Shareholders, and as determined by the Board, either (i) each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote; or (ii) each dollar of net asset value is entitled to one vote and each fractional dollar amount is entitled to a proportionate fractional vote. The Board shall establish a date not more than 90 days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments. In general, any action requiring a vote of the holders of Acquiring Fund shares or Fund shares shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding shares of the fund present in person or by proxy and entitled to vote. In addition, the fundamental investment policies of the Acquiring Fund or the Fund may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. As set forth in the Amended and Restated Agreement and Declaration of Trust of JHF II, the Acquiring Fund’s shares and the Fund’s shares are generally transferable, subject to certain exceptions.

Purchase and Sale Procedures

The purchase and sale procedures of the Acquiring Fund and the Fund are identical. Each class of shares of the Funds has its own net asset value (“NAV”), which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The NAV for each class of shares of a Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a Shareholder will not be able to purchase or redeem shares of the Fund. The NAV for a Fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests.

There are no minimum initial investment requirements for Class 1, Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees,

20

employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.

Class R6 may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class 1, Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Distributions

The distribution policies of the Fund and the Acquiring Fund are identical. Each Fund generally declares and pays income dividends at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the Fund’s fiscal year.

21

REASONS FOR THE REORGANIZATION

The Reorganization is expected to promote efficiencies in distribution and economies of scale by combining the Funds, which is expected to reduce overall gross Shareholder expenses in the future.

The Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and the Acquiring Fund. In reaching this conclusion, the Board, based upon information provided by the Adviser, determined that reorganizing the Fund with and into the Acquiring Fund, which also is advised by the Adviser and subadvised by Manulife IM (US), and has similar investment objectives, strategies and risks as those of the Fund, is anticipated to benefit Shareholders.

Based on information provided by the Adviser, the Board believes that the Reorganization will permit Shareholders to pursue similar investment goals in a larger combined fund that has: (1) similar investment objectives and strategies as the Fund; (2) the same management fee schedule and expense limitation as that currently applicable to the Fund (following the effective date of changes to the Acquiring Fund’s expense limitation agreement); and (3) net expense ratios that are anticipated to be the same as those of the corresponding share classes of the Fund. The Board considered that the expense limitation agreement will be in effect through December 31, 2021, after which time expenses may increase. In approving the Reorganization, the Board considered the terms and conditions of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the shares of the Fund’s Shareholders will not be diluted as a result of the Reorganization. The Board also considered the up-front costs of the Reorganization, which the Board believed were outweighed by the benefits of the Reorganization.

The Board, including the Independent Trustees, considered the Reorganization at its meeting held on June 23-25, 2020, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 23-25, 2020 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Fund in the Reorganization is in the best interest of the Fund, as well as in the best interests of Shareholders, and that the interests of existing Shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to Shareholders, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Fund and Acquiring Fund; (2) the comparative historical performance of the Fund and Acquiring Fund; (3) any advantages to Shareholders of the Fund of investing in a larger post-combination asset pool with potentially greater diversification, and the possible benefits of such a larger asset base to portfolio management of the Acquiring Fund; (4) the prospects for growth, and for achieving economies of scale, of the combined Fund and Acquiring Fund; (5) the expense ratios and available information regarding the fees and expenses of the Fund and Acquiring Fund; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the respective subadvisors to the Fund and the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Shareholder or contract owner interests; (8) any direct or indirect costs to be incurred by the Fund and Acquiring Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Fund.

First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

22

Second, the Reorganization would permit the Fund’s Shareholders to pursue a similar investment objective in a fund that is designed for an investor in or near retirement, and that does not change its asset allocation over time according to a target date glide path. Further, Shareholders of the Fund may have anticipated a merger into a larger fund designed for investors in or near retirement, such as the Reorganization, since such a merger is contemplated in the Fund’s principal investment strategies. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the net operating expense ratios of each class of shares of the Acquiring Fund to be received in the Reorganization are estimated to be the same as the current expense ratios for the corresponding class of shares of the Fund to be exchanged. Over the longer term, the greater asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Fourth, although the Fund has outperformed the Acquiring Fund for the year-to-date, one-year, and five-year, and since-inception trailing periods ended April 30, 2020, this outperformance is attributable primarily to the Fund’s greater allocation to underlying funds that invest primarily in equity securities pursuant to its position on its glide path. Absent the Reorganization, the Funds’ asset allocations would be expected to be substantially similar going forward. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, Shareholders of the Fund will experience no change in Shareholder services as a result of the Reorganization and the Adviser provides the same advisory services to each Fund. Manulife IM (US) currently serves as the Acquiring Fund’s subadvisor, and will continue to serve as subadvisor to the combined fund. The same individuals acting as the portfolio managers of the Acquiring Fund are expected to continue to act as the portfolio managers of the combined fund following the Reorganization.

Sixth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Fund, the Acquiring Fund, or their Shareholders as a result of the Reorganization.

For the reasons described above, the Board, more than seventy-five percent of whose members are Independent Trustees, approved the Reorganization.

23

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Information Statement as Exhibit A. The Plan provides that, at the close of business on the Closing Date, the Fund will sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, all of the Acquired Fund Investments (as defined in the Plan) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for Merger Shares. On the Closing Date, the Acquiring Fund will deliver to the Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date determined in accordance with the valuation procedures described in the Plan.

As soon as practicable after the Closing Date, the Fund will distribute all Merger Shares received by it to its Shareholders in exchange for their Fund shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the Shareholders of the Fund based on their respective holdings in the Acquired Fund. As a result of the Reorganization, the Fund will terminate.

Shareholders will be bound by the terms of the Reorganization under the Plan. Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board. The Plan also may be amended prior to the Reorganization by the Board. The Board may terminate the Plan at any time prior to the Closing Date.

As the Shareholders of each Fund are expected to benefit from the Reorganization, as described in this memorandum, it is proposed that the Fund and the Acquiring Fund each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $156,530.

Federal Income Tax Consequences.

The Reorganization will not result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Fund and its Shareholders. The Fund and Acquiring Fund expect to receive an opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

•	The Fund will not recognize gain or loss upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by Acquiring Fund of substantially all liabilities of the Fund; or (2) the distribution by the Fund of the Merger Shares to the Fund’s Shareholders in liquidation of the Fund;
•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund’s assets solely in exchange for the issuance of Merger Shares to the Fund and the assumption of substantially all of the Fund’s liabilities by the Acquiring Fund;
•	The Acquiring Fund’s tax basis in the assets received from the Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Fund immediately prior to the Reorganization;
•	The tax holding period of the assets of the Fund in the hands of the Acquiring Fund include the period during which the assets were held by the Fund;
•	A Shareholder in the Fund will not recognize gain or loss upon the exchange of such Shareholder’s Fund shares solely for Merger Shares as part of the Reorganization;
24

•	The aggregate tax basis of the Merger Shares a Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of the Fund shares such Shareholder exchanges; and
•	The tax holding period of the Merger Shares such Shareholder receives will include the holding period of the Fund shares such Shareholder exchanges.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Fund and the Acquiring Fund. The foregoing opinion may state that no opinion is expressed as to the effect of a Reorganization on the Acquiring Fund, the Fund or any Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Fund will declare a distribution to Shareholders that, together with all previous distributions, will have the effect of distributing to Shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to Shareholders.

The Adviser does not expect to transition the Fund’s portfolio in connection with the Reorganization.

The Reorganization will result in the spreading of tax benefits and tax costs across the larger Shareholder base of the combined Acquiring Fund. The Shareholders will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its Shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, Shareholders may receive larger taxable distributions than they would have had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund will be available to offset capital gains of the combined Fund realized after the Reorganization, subject to certain limitations described below, potentially resulting in a tax benefit to the Shareholders.

As of August 31, 2019, the Acquiring Fund had unrealized depreciation equal to approximately 3.42% of its net assets, and the Fund had unrealized depreciation equal to approximately 6.35% of its net assets. As of their fiscal years ended on August 31, 2019, the Acquiring Fund had no short-term capital loss carryforwards and no long-term capital loss carryforwards, and the Fund had no short-term capital loss carryforwards, and no long-term capital loss carryforwards, which have no expiration date.

The Acquiring Fund’s use of the Fund’s capital loss carryforwards, and possible net realized losses, may be subject to certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the IRS has set the applicable rate as of July 2020 at 0.89%) by the value of the outstanding shares of the Fund (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization. Additionally, the Acquiring Fund cannot use pre-Reorganization losses of the Fund to offset net unrealized built-in gains of the Acquiring Fund when such gains are later recognized. Also, if the Fund has net unrecognized gains as of the date of the Reorganization (“Built-In Gains”), the Acquiring Fund cannot use its own pre-Reorganization losses to offset such Built-In Gains if they are recognized during the five-year period beginning on the date of the Reorganization. The Acquiring Fund can, however, use its pre-Reorganization losses to offset gains recognized on the disposition of assets received from the Fund in the Reorganization if such gains are not Built-In Gains. If the Fund has net unrecognized built-in losses as of the date of the Reorganization, the Acquiring Fund’s ability to use such losses when and if they are recognized to offset gains will be subject to the limitation applicable to capital loss carryforwards.

25

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Information Statement from the Fund’s and Acquiring Fund’s Prospectus dated January 1, 2020, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 333-126293).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file various reports and other information with the Commission. Reports and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission, located at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from the Commission’s website (http://www.sec.gov). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

To the knowledge of the Acquiring Fund, the following table shows the persons owning, as of July 1, 2020, either of record or beneficially, 5% or more of the outstanding shares of the classes of the Acquiring Fund and the percentage of the combined fund’s shares to be owned by these persons as if the Reorganization had been consummated as of that date.

		Percentage of Outstanding Shares
Name and Address	Share Class	Before Reorganization	After Reorganization
MID ATLANTIC TRUST COMPANY FBO SEAL AND CYLINDER SOURCE INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R1	43.70%	16.21%
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 200 BERKELEY ST BOSTON MA 02116-5023	R1	39.16%	14.53%
MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R1	9.96%	3.69%
MID ATLANTIC TRUST COMPANY FBO ATC LIGHTING & PLASTICS INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R1	6.98%	2.59%
STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	R2	62.34%	21.39%
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	R2	23.24%	7.97%
MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R2	7.73%	2.65%
27

		Percentage of Outstanding Shares
Name and Address	Share Class	Before Reorganization	After Reorganization
FIIOC CUST FBO VISION III ARCHITECTS 401K RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	R2	6.69%	2.29%
HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	65.90%	54.24%
HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	14.68%	12.09%
HAND BENEFITS & TRUST CO TRUSTEE F CROWELL STATE BANK 401(K) EE SVGS P 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	10.81%	5.88%
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 200 BERKELEY ST BOSTON MA 02116-5023	R4	7.77%	6.39%
HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R6	40.01%	21.73%
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	R6	26.74%	14.52%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	R6	12.64%	6.86%
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	R6	10.84%	5.88%

To the knowledge of the Fund, the following table shows the persons owning, as of July1, 2020, either of record or beneficially, 5% or more of the outstanding shares of the classes of the Fund and the percentage of the combined fund’s shares to be owned by these persons as if the Reorganization had been consummated as of that date.

		Percentage of Outstanding Shares
Name and Address	Share Class	Before Reorganization	After Reorganization
MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R1	65.51%	41.20%
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		Percentage of Outstanding Shares
Name and Address	Share Class	Before Reorganization	After Reorganization
MID ATLANTIC TRUST COMPANY FBO ATC LIGHTING & PLASTICS INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R1	30.84%	19.40%
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	R2	24.53%	16.12%
STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	R2	75.47%	49.58%
HAND BENEFITS & TRUST CO TRUSTEE F CROWELL STATE BANK 401(K) EE SVGS P 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	15.48%	2.74%
HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	37.68%	6.67%
HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R4	13.05%	2.31%
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	R4	33.79%	5.98%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	R6	14.99%	6.85%
HAND BENEFITS & TRUST CO TTEE WALTER OIL & GAS CORP 401(K) 6 RHOADS DR STE 7 UTICA NY 13502-6317	R6	5.09%	2.33%
HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	R6	22.92%	10.48%
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	R6	16.70%	7.63%
MID ATLANTIC TRUST COMPANY FBO PEDIATRIC DENTISTRY LTD 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R6	8.14%	3.72%

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As of July 1, 2020, Board members and officers of the Fund and the Acquiring Fund did not own any of the Fund’s outstanding shares or the Acquiring Fund’s outstanding shares, respectively.

30

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of __________, 2020, by and between Multi-Index 2020 Preservation Portfolio (the “Acquired Fund”), and Multi-Index Income Preservation Portfolio (the “Acquiring Fund”), each a separate series of John Hancock Funds II, (the “Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.         Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)        The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust, dated January 22, 2016, as may be amended (the “Declaration”), and the 1940 Act.

(c)        The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended August 31, 2020, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of August 31, 2020, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)       The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

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(f)       The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)       Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the By-laws, dated June 28, 2005, as may be amended (the “By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)       There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed or will not be disclosed to the Acquired Fund prior to the Valuation Time.

(j)       No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)       The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Registration Statement filed under Form N-1A.

(l)       The Acquiring Fund and the Acquired Fund currently offer the same share classes. The Reorganization will not result in any changes to share class offerings and no merger of outstanding share classes is required as a result. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(m)       The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class 1, Class R1, Class R2, Class R4 and Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(n)       At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

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(o)       At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory and trustee approvals necessary to issue the Merger Shares to the Acquired Fund.

(p)       The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.       Representations and Warranties of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants, that:

(a)       The Acquired Fund is a series of shares of the Trust.

(b)       The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series of the Trust and is duly designated in accordance with the applicable provisions of the Declaration. .

(c)       The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)       The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)       The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended August 31, 2020, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of February 29, 2020, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)       The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)       Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund which assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed or that will not be disclosed to the Acquiring Fund prior to the Valuation Time.

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(i)       Neither the Trust, nor the Acquired Fund is obligated under any provision of the Trust Declaration or the By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)       The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)       As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)        the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)        all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)       All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(n)       All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o)       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p)       The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.       The Reorganization.

(a)       Subject to the terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares

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provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)       If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)       nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund; and

(ii)       nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the t Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)       Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September 1, 2019 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2020.

(d)       The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)       The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)       Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)       The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)       The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Declaration and (b) implement any amendment to the By-laws necessary to consummate the Reorganization.

4.       Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i) in the case of Class 1, Class R1, Class R2, Class R4, Class R5 and Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class 1, Class R1, Class R2, Class R4, Class R5 and Class R6 shares.

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(b)       The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)       The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)       No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)       The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)       The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.       Payment of Expenses.

(a)       Each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on their expected expense ratio savings. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)       Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)       Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.       Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)       Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)       The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(c)       Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(d)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

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(e)       The Trust shall:

(i)       following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration, the By-laws, the 1940 Act, and any other applicable law;

(ii)       not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)       on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f)       Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)       Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)       In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)       After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(j)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.       Closing Date.

(a)       Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on October 16, 2020, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)       To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

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(c)       The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)       As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.       Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)       That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees certified by its Secretary or Assistant Secretary.

(b)       That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)       That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Trust’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)       both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)       neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

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(v)       the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

9.       Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)       That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)       That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)       That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Trust’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

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(i)       both the Acquired Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)       neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(h)       That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)       That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September 1, 2019 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2020.

10.       Termination, Postponement and Waivers.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)       by consent of the Board of Trustees;

(ii)       by the Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 and Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)       If the Reorganization contemplated by this Agreement has not been consummated by October 16, 2020, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Board of Trustees.

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(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)       If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of its Board of Trustees at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)       Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)       The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of

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the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)       All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Multi-Index 2020 Preservation Portfolio, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Multi-Index Income Preservation Portfolio c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)       It is expressly agreed that the obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund, and signed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Trust on behalf of the relevant Fund as provided in the Declaration, as applicable.

(e)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,

on behalf of its series, Multi-Index 2020 Preservation Portfolio and Multi-Index Income Preservation Portfolio

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

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